                                                                      Exhibit 4c
                                                                      ----------

                               WARRANT AGREEMENT

THIS WARRANT AND THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (iv) UNLESS PURSUANT TO AN EXEMPTION THEREFROM UNDER RULE 144 (OR ANY SUCCESSOR PROVISION) OF THE ACT.

                              VIDEO UPDATE, INC.
                              ------------------


                   WARRANT TO PURCHASE [___________] SHARES
                            OF CLASS A COMMON STOCK

VIDEO UPDATE, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, [LIBRA INVESTORS AND INDIVIDUALS WARRANTS] (the "Initial Holder"), or its registered transferees, successors or assigns (collectively, together with the Initial Holder, the "holder"), is the registered holder of warrants (the "Warrants") to subscribe for and purchase [___________________________ (_________)] shares of the fully paid and nonassessable Class A Common Stock (as adjusted pursuant to Section 4 hereof,
                                                            ---------
the "Warrant Shares") of the Company, at a purchase price per share equal to $0.8719 (such price, as adjusted pursuant to Section 4 hereof, the "Warrant
                                             ---------
Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, (a) the term "Common Stock" shall mean the Company's presently authorized Class A Common Stock, par value $.01 per share, and any stock into or for which such Class A Common Stock may hereafter be converted or exchanged, and (b) the term "Date of Grant" shall mean June __, 1999. The term "Warrant" as used herein shall be deemed to include any warrant issued upon transfer or partial exercise of this Warrant, unless the context clearly requires otherwise. This Warrant is being issued pursuant to (i) that certain Seventh Amendment and Waiver (the "Amendment") of even date herewith by and among the Company, the persons or institutions named as Banks on Schedule I to
                                                                 ----------
such Amendment, and Paribas, as Agent, and (ii) that certain Engagement Letter, by and between the Company and U.S. Bancorp Libra, a division of U.S. Bancorp Investments, Inc., a Minnesota corporation ("USBL"). The holders are entitled to the benefits of the Registration Rights Agreement (the "Registration Rights Agreement") of even date herewith by and among the Company and the investors name therein (each an "Investor"). This Warrant, together with other similar warrants issued to the other Investors as of the date hereof, are referred to herein as the "Investor Warrants".

          1.  Term.  The purchase right represented by this Warrant is
              -----
exercisable, in whole or in part, at any time and from time to time from the Date of Grant through and including the close of business on June 16, 2006 (the "Expiration Date"); provided, however, that in the event that any portion of
                    --------  -------
this Warrant is unexercised as of the Expiration Date, the terms of Section 2(b)
                                                                    ------------
below shall apply.

          2.  Exercise.
              ---------

              a.   Method of Exercise; Payment; Issuance of New Warrant.
                   ----------------------------------------------------
Subject to Section 1 hereof, the purchase right represented by this Warrant may
           ---------
be exercised by the holder hereof, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company, and, except
   ---------
as otherwise provided for herein, by the payment to the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased (the "Warrant Shares Purchase Price"). The Warrant Shares Purchase Price shall be payable (i) in cash, or (ii) by cancellation of such amount of loans made pursuant to the Amendment in a principal amount plus accrued interest thereon equal to the Warrant Shares Purchase Price. The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised if exercised prior to the close of business on such date; otherwise, the date of record shall be the next business day. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised (including without limitation, exercise pursuant to Section 2(b)
                                                              ------------
below), a new Warrant representing the portion of the Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty (30)-day period.

              b.   Automatic Exercise.  In the event that any portion of this
                   ------------------
Warrant remains unexercised as of the Expiration Date and the fair market value (determined in accordance with Section 4(h) below) of one share of Common Stock
                               ------------
as of the Expiration Date is greater than the applicable Warrant Price as of the Expiration Date, then this Warrant shall be deemed to have been exercised automatically immediately prior to the close of business on the Expiration Date (or, in the event that the Expiration Date is not a business day, the immediately preceding business day) (the "Automatic Exercise Date"), and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such Warrant Shares as of the close of business on such Automatic Exercise Date.
This Warrant shall be deemed to be surrendered to the Company on the Automatic Exercise Date by virtue of this Section 2(b) and without any action by the
                                ------------
holder of this Warrant
or any other person, and payment to the Company of the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased shall be deemed to be made as of the Automatic Exercise Date pursuant to the conversion provisions of Section 2(c) below (without payment by the holder of any cash
              ------------
exercise price). As promptly as practicable on or after the Automatic Exercise Date and in any event within thirty (30) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such exercise.

               c.   Cashless Right to Convert Warrant into Common Stock; Net
                    --------------------------------------------------------
Issuance.
--------

                    (1) Right to Convert. In addition to and without limiting
                        ----------------
the rights of the holder hereof under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this Section 2(c)
                                                                    ------------
at any time or from time to time during the term of this Warrant, including upon the Automatic Exercise Date. Upon exercise of the Conversion Right with respect to all or a specified portion of Warrant Shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any cash or other cash consideration) that number of shares of fully paid and nonassessable Common Stock equal to the quotient obtained by dividing (i) the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in Section 2(c)(2) hereof), which
                                              ---------------
value shall be equal to (A) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date less (B) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right by (ii) the fair market value of one (1) share of Common Stock on the Conversion Date.

          Expressed as a formula, such conversion shall be computed as follows:

          X  =  A - B
                -----
                  Y
          Where:         X =  the number of shares of Common Stock to be issued
                              to the holder
                         Y =  the fair market value ("FMV") of one (1) share of
                              Common Stock
                         A =  the aggregate FMV (i.e., FMV x Converted Warrant
                              Shares)
                         B =  the aggregate Warrant Price (i.e., Converted
                              Warrant Shares x Warrant Price)

          No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date. For purposes of the

Registration Rights Agreement, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

               (2)  Method of Exercise.  The Conversion Right may be exercised
                    ------------------
by the holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section
                                                                    -------
2(c)(1) hereof as the Converted Warrant Shares) in exercise of the Conversion
-------
Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

               (3)  Determination of Fair Market Value.  For purposes of this
                    ----------------------------------
Section 2(c), "fair market value" of a share of Common Stock shall have the
------------
meaning set forth in Section 4(h) below.
                     ------------

          3.   Stock Fully Paid; Reservation of Shares.  All Warrant Shares
               ---------------------------------------
that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens, charges, and pre-emptive rights with respect to the issue thereof. The Company shall pay all transfer taxes, if any, attributable to the issuance of the Warrant Shares upon the exercise of this Warrant. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

          4.   Adjustment of Warrant Price and Number of Shares.  The number and
               ------------------------------------------------
kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

               a.   Merger, Sale, Reclassification.  In case of any (i)
                    ------------------------------
consolidation or merger of the Company with or into another entity (other than a merger in which the Company is the continuing corporation (A) and which does not result in any reclassification or change of the then outstanding shares of Common Stock or issuance of any dividend or other distribution of cash, securities or property to holders of the then outstanding shares of Common Stock, or (B) resulting solely in a change in par value, or from par value to no par value, or from no par value to par value, or in a stock split, subdivision or combination which is the subject of another paragraph in this Section 4),
                                                                 ---------
(ii) sale or other disposition of all or substantially all of the Company's assets or distribution of property to stockholders (other than distributions payable out of earnings or retained earnings), or (iii) reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of any stock split, subdivision or combination which is the subject of another paragraph in this
Section 4), then the Company shall take all necessary actions (including but not
---------
limited to executing and delivering to the holder of this Warrant an additional Warrant or other instrument, in form and substance mutually agreeable to the Company and the holder of this Warrant) to ensure that the holder of this Warrant shall thereafter have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such consolidation, merger, sale or other disposition, reclassification, change or conversion by a holder of the number of shares of Common Stock then purchasable under this Warrant (which, in the case of such a transaction in which holders of Common Stock were entitled to elect between different forms of consideration, shall be deemed to be the form of consideration received by a plurality of the electing holders of Common Stock). Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
                                                                         -------
4.  The provisions of this Section 4(a) shall similarly apply to successive
-                          ------------
reclassifications, changes and conversions.

          b.   Subdivision or Combination of Shares.  If the Company at any time
               ------------------------------------
while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

          c.   Stock Dividends and Other Distributions.  If the Company at any
               ---------------------------------------
time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Common Stock payable in Common Stock, or (ii) make any other distribution with respect to Common Stock (except any distribution specifically provided for in Section 4(a) or Section 4(b) hereof) of Common Stock, then the
                ------------    ------------
the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

          d.   Rights Offerings.  In case the Company shall, at any time after
               ----------------
the Date of Grant, issue to holders of shares of the capital stock of the Company (solely as a result of such holders' status as stockholders of the Company) any rights, options or warrants entitling them to subscribe for or purchase shares of Common Stock (or securities convertible or exchangeable into Common Stock) at a price per share of Common Stock (or having a conversion or exchange price per share of Common Stock if a security convertible or exchangeable into Common Stock) less than the fair market value per share of Common Stock on the record date for such issuance (or the date of issuance, if there is no record date), the Warrant Price to be in effect on and after such record date (or issuance date, as the case may be) shall be adjusted so that it shall equal the price determined by multiplying the Warrant Price in effect immediately prior to such record date (or issuance date, as the case may
be) by a fraction (i) the numerator of which shall be the number of Fully Diluted Shares of Common Stock outstanding on such record date (or issuance date, as the case may be) plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of such Common Stock so to be offered (or the aggregate initial exchange or conversion price of the exchangeable or convertible securities so to be offered) would purchase at such fair market value on such record date (or issuance date, as the case may be) and
(ii) the denominator of which shall be the number of Fully Diluted Shares of Common Stock outstanding on such record date (or issuance date, as the case may
be) plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible securities to be offered are initially exchangeable or convertible). For purposes of this Warrant, "Fully Diluted Shares" shall mean the number of shares of Common Stock deemed to be outstanding calculated pursuant to the treasury stock method as contemplated by the Accounting Principles Board Opinion No. 15 (as referred to in Statement of Financial Accounting Standards No. 128). In case such subscription price may be paid in part or in whole in a form other than cash, the fair market value of such consideration shall be determined by the Board of Directors of the Company in good faith as set forth in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary, provided, that in the event the
                                            --------
Board of Directors is unable to make such a determination or holders of at least fifty-one percent (51%) of the Warrant Shares issuable under outstanding Investor Warrants disagree in writing with such determination, then the fair market value of such consideration shall be determined in the same manner as a Valuation Procedure under Section 4(h) below. Such adjustment shall be made
                          ------------
successively whenever such an issuance occurs; and in the event that such rights, options, warrants, or convertible or exchangeable securities are not so issued or are canceled, expire or cease to be convertible or exchangeable before they are exercised, converted, or exchanged (as the case may be), then the Warrant Price shall again be adjusted to be the Warrant Price that would then be in effect if such issuance had not occurred, but such subsequent adjustment shall not affect the number of Warrant Shares issued upon any exercise of this Warrant prior to the date such subsequent adjustment is made.

          e.   Other Special Distributions.  In case the Company shall fix a
               ---------------------------
record date for the making of a distribution (other than dividends, distributions or issuances referred to in Section 4(b), Section 4(c) or Section
                                          ------------  ------------    -------
4(d) above, and other than cash dividends to the extent paid out of the
----
consolidated net income of the Company, as determined in accordance with generally accepted accounting principles consistently applied, after the date hereof) to all holders of shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) of cash, evidences of indebtedness, assets or subscription rights, options, warrants, or exchangeable or convertible securities containing the right to subscribe for or purchase shares of any class of equity securities of the Company, the Warrant Price to be in effect on and after such record date shall be adjusted by multiplying the Warrant Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the fair market value per share of Common Stock on such record date (determined in accordance with Section 4(h) below), less the cash and/or
                                    ------------
the fair market value (as determined by the Board of Directors of the Company in good faith as set forth in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary) of
the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights, options, warrants, or exchangeable or convertible securities applicable to one (1) share of the Common Stock outstanding as of such record date, provided, that in the event the Board of Directors is unable
                  --------
to make such a determination or holders of at least fifty-one percent (51%) of the Warrant Shares issuable under outstanding Investor Warrants disagree in writing with such determination, then the fair market value of such consideration shall be determined in the same manner as a Valuation Procedure under Section 4(h) below, and (ii) the denominator of which shall be such fair
      ------------
market value per share of Common Stock as determined in the manner set forth under Section 4(h) below. Such adjustment shall be made successively whenever
      ------------
such a record date is fixed; and in the event that such distribution is not so made, the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such record date had not been fixed, but such subsequent adjustment shall not affect the number of Warrant Shares issued upon any exercise of this Warrant prior to the date such subsequent adjustment was made.

               f.   Other Issuances and Adjustments.
                    -------------------------------

                    (1)  In case the Company or any subsidiary thereof shall, at any time after the Date of Grant, issue shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or acquire shares of Common Stock (excluding (i) shares, rights, options, warrants, or convertible or exchangeable securities outstanding on the Date of Grant, or issued in any of the transactions described in Sections 4(b), 4(c), 4(d) or 4(e) above, (ii) shares issued upon the exercise options or
----  ----  ----    ----
of such rights, warrants or upon conversion or exchange of such convertible or exchangeable securities, and (iii) up to Three Million Nine Hundred Fourteen Thousand Eight Hundred Thirty Six (3,914,836) (subject to adjustment for splits, recapitalizations, or similar events) shares of Common Stock issued or issuable to directors, officers, employees or consultants of the Company or any subsidiary in connection with their service as directors, officers, employees or consultants pursuant to any stock grant, stock option, warrant or other right issued by the Company and approved by the Board of Directors of the Company under a duly adopted stock option or incentive plan in existence on the date hereof), at a price per share of Common Stock (determined in the case of such rights, options, warrants, or convertible or exchangeable securities by dividing
(x) the total amount received and/or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the total minimum consideration payable to the Company upon exercise, conversion, or exchange thereof by (y) the total maximum number of shares of Common Stock covered by such rights, options, warrants, or convertible or exchangeable securities) less than the higher of (A) the Warrant Price and (B) the fair market value per share of Common Stock (determined in accordance with Section 4(h) below and in the case of rights, options, warrants
                ------------
or convertible or exchangeable securities, determined at the time of issuance of such securities rather than upon exercise thereof), in each case on the date the Company fixes the offering price of such shares, rights, options, warrants, or convertible or exchangeable securities, then the Warrant Price shall be adjusted so that it shall equal the price determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction (i) the numerator of which shall be the sum of (A) the number of Fully Diluted Shares outstanding immediately prior to such sale and issuance plus (B) the number of shares of Common Stock which the aggregate consideration received or receivable (determined as provided herein) in connection with such sale or issuance would purchase at such higher price, and
(ii) the denominator of which shall be the total number of Fully Diluted Shares outstanding immediately after such sale and issuance. Such adjustment shall be made successively whenever such an issuance is made. In the event that any of the rights, options, warrants or convertible or exchangeable securities referred to in this paragraph (1) are not so issued or are canceled, expire or cease to be convertible or exchangeable before they are exercised, converted, or exchanged (as the case may be), then the Warrant Price shall again be adjusted to be the Warrant Price that would then be in effect if the issuance of such rights, options, warrants or securities had not occurred, but such subsequent adjustment shall not affect the number of Warrant Shares issued upon any exercise of this Warrant prior to the date such subsequent adjustment is made. If the Warrant Price is adjusted pursuant to this subsection, no further adjustment shall be made upon the exercise of such rights, options or warrants or upon the conversion or exchange of such convertible or exchangeable securities, or upon the conversion or exchange of convertible securities issued upon the exercise of such rights, options or warrants.

          (2) In case the Company or any subsidiary thereof shall, at any time after the Date of Grant, make or agree to (i) any downward adjustment in the exercise, exchange or conversion price of, (ii) any increase in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of, or
(iii) any change in the consideration payable for the exercise, conversion or exchange of, any rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or acquire shares of Common Stock, other than such adjustment that is specifically contemplated and required under the terms of any such instrument as of the Date of Grant, then the Warrant Price shall be adjusted so that it shall equal the price determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior thereto, plus (B) the number of shares of Common Stock to be issued upon such exercise, conversion or exchange immediately prior thereto, multiplied by the aggregate amount of the fair market value of the consideration to be received by the Company upon such exercise, conversion or exchange immediately thereafter, and the denominator shall be the sum of (X) the number of shares of Common Stock outstanding immediately thereafter, plus
(Y) the number of shares of Common Stock to be issued upon such exercise, conversion or exchange immediately thereafter, multiplied by the aggregate amount of the fair market value of the consideration to be received by the Company upon such exercise, conversion or exchange immediately prior thereto. Such adjustment shall be made successively whenever such an issuance is made.

          (3) For the purposes of an adjustment under this Section 4(f), the
                                                           ------------
maximum number of shares of Common Stock which the holder of any right, option, warrant or convertible or exchangeable security shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding; furthermore, the consideration received by the Company therefor shall be deemed to be equal to the price per share of Common Stock (determined in the case of such rights, options, warrants, or convertible or exchangeable securities by dividing (x) the total amount received and/or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the total minimum consideration payable to the Company upon exercise, conversion, or exchange thereof by (y) the total maximum number of shares of Common Stock covered by such rights, options, warrants, or convertible or exchangeable securities) multiplied by the number of shares deemed issued and outstanding in the previous sentence. In case the Company shall issue shares of Common Stock, or issue or make an adjustment to the exercise, exchange or conversion price of rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or acquire shares of Common Stock for a consideration consisting, in whole or in part, of consideration other than cash or its equivalent, then in determining the price per share of Common Stock and the consideration received by the Company, the Board of Directors of the Company shall determine, in good faith, the fair market value of said property, and such determination shall be described in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary, provided, that in the event the
                                                --------
Board of Directors is unable to make such a determination or holders of at least fifty-one percent (51%) of the Warrant Shares issuable under outstanding Investor Warrants disagree in writing with such determination, then the fair market value of such consideration shall be determined in the same manner as a Valuation Procedure under Section 4(h) below. In case the Company shall issue
                          ------------
shares of Common Stock, or issue or make an adjustment to the exercise or conversion price of rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or acquire shares of Common Stock, together with one (1) or more other security as a part of a unit at a price per unit, then in determining the price per share of Common Stock and the consideration received or to be by the Company, the Board of Directors of the Company shall determine, in good faith, which determination shall be described in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary, the fair market value of the rights, options, warrants, or convertible or exchangeable securities then being sold as part of such unit, provided, that in the event the Board of Directors is unable to make such a
--------
determination or holders of at least fifty-one percent (51%) of the Warrant Shares issuable under outstanding Investor Warrants disagree in writing with such determination, then the fair market value of such consideration shall be determined in the same manner as a Valuation Procedure under Section 4(h) below.
                                                             ------------

          g.  Adjustment of Number of Shares.  Upon each adjustment in the
              ------------------------------
Warrant Price, the number of Warrant Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

          h.  Determination of Fair Market Value.  For purposes of those
              ----------------------------------
provisions of this Warrant requiring a determination in accordance with this
Section 4(h), "fair market value" as of a particular date (the "Determination
------------
Date") shall mean (i) if the Common Stock is publicly traded at the time of determination, the average of the closing prices on such day of the Common Stock on all domestic securities exchanges on which the Common Stock is then listed, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, if on any such day the Common Stock is not so listed, the average of the representative bid and asked prices quoted on the NASDAQ system as of 4:00 P.M., New York time, on such day, or if on any day such security is not quoted on the NASDAQ system, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 30 days consisting of the day as of which "fair market value" is being determined and the twenty-nine consecutive business days prior to such day (provided that, if fair market value is being determined as of the date of a
 --------
firm commitment public offering of the Common Stock, fair market value as of such date shall be the offering price for the Common Stock subject to such public offering); or (ii) if the Common Stock is not publicly traded at the time of determination, the Common Stock price per share determined by dividing Market Value (as defined below) by the outstanding number of Fully-Diluted Shares of Common Stock. "Market Value" means the highest price that would be paid for the entire common equity of the Company on a going-concern basis in an arm's-length transaction between a willing buyer and a willing seller (neither acting under compulsion), using valuation techniques then prevailing in the securities industry (but without giving effect to any discount in respect of a minority interest) and determined in accordance with the "Valuation Procedure" (as defined below) and assuming full disclosure and understanding of all relevant information and a reasonable period of time for effectuating such sale. For the purposes of determining the Market Value, (a) the exercise price of options or warrants to acquire Common Stock which are deemed to have been exercised for the purpose of determining the outstanding number of Fully-Diluted Shares of Common Stock, shall be deemed to have been received by the Company, (b)(i) the liquidation preference or indebtedness, as the case may be, represented by securities which are deemed exercised for or converted into Common Stock for the purpose of determining the outstanding number of Fully-Diluted Shares of Common Stock and (ii) any contractual limitation in respect of the shares of Common Stock relating to voting rights, shall be deemed to have been eliminated or canceled and (c) full effect shall be given to any discount that may arise as the result of the fact that the shares of Common Stock are not publicly traded.

          "Valuation Procedure" means, with respect to the determination of any amount or value required to be determined in accordance with such procedure, a determination (which shall be final and binding on the Company and the holders) made (i) by agreement among the Company and the holders of at least 51% of the Warrant Shares issuable under outstanding Investor Warrants (collectively, the "Requesting Holders") within twenty (20) days following the event requiring such determination or (ii) in the absence of such an agreement, by an Independent Financial Expert selected in accordance with the further provisions of this definition. If required, an Independent Financial Expert shall be selected within five days following the expiration of the 20-day period referred to above, either by agreement among the Company and the Requesting Holders or, in the absence of such agreement, by lot from a list of four potential Independent Financial Experts remaining after the Company nominates three, the Requesting Holders nominate three, and each side eliminates one potential Independent Financial Expert. The Independent Financial Expert shall be instructed by the Company and the Requesting Holders to make its determination within 20 days of its selection. The fees and expenses of an Independent Financial Expert selected hereunder shall be paid by the Company.

          "Independent Financial Expert" means a nationally-recognized investment banking firm (a) that does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect material financial interest in the Company or any holder, (b) that has not been, and, at the time it is called upon to serve as an Independent Financial Expert under this Agreement, is not (and none of whose directors, officers, employees or Affiliates is not), a promoter, director or officer of the Company or any Holder, (c) that has not been retained during the preceding two years by the Company or the holder for any purpose, and (d) that is otherwise qualified to serve as an Independent Financial Advisor. Any such person or entity may receive customary compensation and indemnification by the Company for opinions or services it provides as an Independent Financial Expert.

          5.   Notice of Adjustments. Whenever the Warrant Price or the number
               ---------------------
of Warrant Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment, which shall be mailed (without regard to Section 14 hereof, by first class mail, postage prepaid) to the holder
          ----------
of this Warrant.

          6.   Fractional Shares.  No fractional shares of Common Stock will be
               -----------------
issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value (as determined in accordance with Section 4(h) above) of a share of Common
                                        -----------
Stock on the date of exercise.

          7.   Compliance with Securities Act; Disposition of Warrant or
               ---------------------------------------------------------
Warrant Shares.
--------------

               a.   Compliance with Securities Act.  The holder of this Warrant,
                    ------------------------------
by acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof, are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). Upon exercise of this Warrant, unless the Warrant Shares to be received upon such exercise are intended to be included in a registration statement under the Act, the holder hereof shall confirm in writing, by executing the form attached as Schedule 1 to Exhibit A hereto, that the shares
                                             ---------
of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act. All shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

          "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER,

          REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES
                        ---------
          WERE ISSUED DIRECTLY OR INDIRECTLY."

          In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

                    (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for resale in connection with any "distribution" thereof for purposes of the Act in violation of the Act. Each of the holders acknowledges that such holder, or such holder's representatives, if any, has been given access to information about the Company, through written material provided in or attached to the Amendment, and through meetings with representatives of the Company, and has had an opportunity to verify the accuracy of such information, to ask questions of the Company's officers and directors, and has received answers to such holder's satisfaction. Each of the holders understands that the valuation and terms of the Warrant has been made solely through and upon negotiations between the Company and the holders, and not by an independent accountant, auditor, investment banker or third party. Each of the holders represents that such holder has evaluated the fairness of the terms and conditions of the Warrant to the extent he, she or it has deemed necessary. In making a decision to purchase the Warrant, each of the holders has relied solely on the information contained or referred to herein and upon independent investigations made by such holder in his, her or its discretion. In addition, none of the holders is purchasing any Warrant as a result or subsequent to: (1) any advertisement, article, notice, or other publication published in any newspaper, magazine, or similar broadcast media over the internet, television, or radio; or (2) any seminar or meeting whose attendees, including the holders, were invited as a result of, subsequent to, or pursuant to, any general solicitation.

                    (2) The holder understands that this Warrant and the Warrant Shares have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein, and the assumption that holder resides at the address corresponding to him, her, or it on Schedule A to the Registration Rights Agreement.
      ----------

                    (3) The holder further understands that this Warrant and the Warrant Shares must be held indefinitely unless subsequently registered under the Act and any applicable state securities laws, or unless exemptions from registration are otherwise available.

                    (4) The holder is aware of the provisions of Rule 144 promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: the availability of certain public information about the Company, the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

                    (5) The holder further understands that at the time it wishes to sell this Warrant and the Warrant Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the holder may be precluded from selling this Warrant and the Warrant Shares under Rule 144 even if the one
(1)-year minimum holding period had been satisfied.

               b.   Disposition of Warrant or Warrant Shares.  This Warrant and
                    ----------------------------------------
the Warrant Shares may be detached and sold or otherwise transferred, in whole or in part, separately from the loans made pursuant to the Amendment, except that the holder may not transfer the Warrant or the Warrant Shares in a transaction not effected on any securities exchange to any entity that is known at the time of such transfer to be a direct competitor of, or that controls or is controlled by or is under common control with an entity known to be a direct competitor of, the Company or any of its material subsidiaries. With respect to any offer, sale or other disposition of this Warrant, or any Warrant Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Warrant Shares, the holder hereof and each subsequent holder of this Warrant agrees to deliver, prior to the registration of any such transfer, a written opinion of such holder's counsel (which may be in-house counsel for such holder), if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such Warrant Shares and indicating whether or not under the Act certificates for this Warrant or such Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with applicable law. If a determination has been made pursuant to this Section 7(b) that the opinion of
                                             ------------
counsel for the holder is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly after such determination has been made. The foregoing notwithstanding, this Warrant or such Warrant Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or the Warrant Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder satisfactory to the Company, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent or, if acting as its own transfer agent, the Company may stop transfer on its corporate books, in connection with such restrictions.

          8.   Rights as Stockholders; Information.  No holder of this Warrant,
               -----------------------------------
as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of the directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until this Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. The foregoing notwithstanding, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the stockholders.

          9.   Representations and Warranties.  The Company represents and
               ------------------------------
warrants to the holder of this Warrant, except as otherwise disclosed in the Amendment or any schedule or exhibit thereto, as follows:

               a. This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

               b. The Warrant Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and are not subject to any preemptive right of any stockholder of the Company;

               c. The rights, preferences, privileges and restrictions granted to or imposed upon the Common Stock and the holders thereof are as set forth in the certificate of incorporation of the Company, as amended to the Date of Grant (as so amended, the "Charter"), a true and complete copy of which has been delivered to the original holder of this Warrant;

               d. The execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Charter or by-laws of the Company, do not and will not contravene, in any material respect, any governmental rule or regulation, judgment or order applicable to the Company, do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby, and are not and will not, with the exception of the Amendment and the Registration Rights Agreement, be subject to any voting trust agreement or other contract, agreement, arrangement, commitment or understanding to which the Company is a party, including such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting or disposition thereof;

               e. There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant;

               f. As of the Date of Grant, the authorized capital stock of the Company (of all classes and series, including Common Stock and preferred stock), the par value thereof, and the issued and outstanding amounts thereof, are as set forth on Schedule 9(f) hereof. The issuance and sale of all such interests
             -------------
was in compliance with all applicable federal and state securities laws, and all issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid, and non-assessable. Other than the Warrants, and other than as specified on Schedule 9(f) hereof, as of the Date of
                                         -------------
Grant there are no preemptive rights or any outstanding subscriptions, options, warrants, rights, convertible securities, calls or other agreements, arrangements or commitments (including, without limitation, registration rights agreements) relating to the issued or unissued shares of the Company's capital stock or other securities, including any right of conversion or exchange under any outstanding security or other instrument. Other than the Registration Rights Agreement, the Warrants and any shares of Common Stock issued upon exercise of the Warrants are not and will not be subject to any voting trust agreement or other contract, agreement, arrangement, commitment or understanding to which the Company is a party, including any such agreement, arrangement, commitment or understanding restricting or otherwise relating to the voting or disposition thereof. There are not any outstanding bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote. Except as set forth on Schedule
                                                                    --------
9(f), as of the Date of Grant, there are not any securities, options, warrants,
----
calls, rights, convertible or exchangeable securities or commitments, agreements, arrangements or undertakings of any kind to which the Company or any of its subsidiaries is a party or by which any of them is bound obligating the Company or any of its subsidiaries to issue, deliver or sell or create, or cause to be issued, delivered or sold or created, additional shares of capital stock or other voting securities or stock equivalents of the Company or any of its subsidiaries or obligating the Company or any of its subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or understanding. As of the Date of Grant, other than as specified on Schedule 9(f) hereof, the Company is not subject to
                           -------------
any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any security convertible into or exchangeable for any of its capital stock.

          10.  Additional Rights of the Holders.
               --------------------------------

               10.1 Default Event.  Subject to the other provisions of this
                    -------------
Warrant, there shall have occurred a "Default Event" under this Agreement if:
(i) at any time after

December 31, 1999 the Company fails for any reason to honor any request for exercise of this Warrant by the holder hereof, provided that such request is
                                               --------
validly and properly made in accordance with the provisions of Section 2 hereof;
                                                               ---------
(ii) at any time after December 31, 1999 the Company does not have a sufficient number of authorized and unissued shares of Common Stock in order to permit the exercise in full of all of the then-outstanding Warrants; (iii) the Company has not caused a Registration Statement (as defined in the Registration Rights Agreement) to become effective by December 31, 1999 in accordance with Section
                                                                       -------
2(a) of the Registration Rights Agreement; (iv) at any time after a Registration
----
Statement has been declared effective during the term of the Warrant, the effectiveness of such Registration Statement is suspended for any reason other than in accordance with Section 4(c) of the Registration Rights Agreement; (v)
                        ------------
at any time after a Registration Statement has been declared effective during the term of the Warrant, the effectiveness of such Registration Statement is suspended for any period which, when added to the length of any previous such period of suspension, exceeds sixty (60) days; or (vi) at any time after December 31, 1999 the shares of Common Stock of the Company are not listed on the NASDAQ National Market System, the Nasdaq Small Cap Market, or any national securities exchange.

          Upon the happening of one or more Default Events, the Warrant Price shall be reduced by five percent (5%) for each continuous 30-day period (pro-rated for portions thereof) in which each such Default Event exists, but in no event shall the Warrant Price be reduced below $0.45 per share. Such reduction shall be cumulative upon the happening of multiple simultaneous Default Events.

          In the event that the Investors elect to undertake an underwritten offering of Warrant Shares pursuant to Section 2(d) of the Registration Rights
                                       ------------
Agreement and/or a Default Event has occurred that resulted in material part from the failure of any Investor, or any underwriter selected by the Investor, to comply in a timely manner with the reasonable requests of the Company in effecting a registration pursuant to the Registration Rights Agreement, then the occurrence of a Default Event shall be delayed during the period of such noncompliance.

               10.2 Protective Provisions.  Until the Expiration Date, the
                    ---------------------
Company shall not, without the prior written consent of the holders of a majority of the then-outstanding Warrants, amend or modify the terms of the Company's outstanding Class B Warrants or the Unit Purchase Options issued to D.H. Blair Investment Banking Company (the "Derivative Securities") so as to (i) reduce the exercise prices of any of the Derivative Securities, (ii) extend the expiration dates of any of the Derivative Securities, (iii) increase the number of shares of capital stock issuable upon exercise of the Derivative Securities, or (iv) change the forms of consideration payable to the Company upon exercise of any of the Derivative Securities.

               10.3 Observer Rights.   The Company shall invite a representative
                    ---------------
of USBL and a single representative appointed by the Agent (as such term is defined in the Amendment) to attend all meetings of its Board of Directors in a nonvoting observer capacity (collectively, the "Designated Observers") and, in this respect, shall give the Designated Observers copies of all notices, minutes, consents, and other materials that it provides to its directors; provided, however, that the Designated Observers shall agree to hold in
--------  -------
confidence and
trust all information so provided; and provided further, that the Company
                                       -------- -------
reserves the right to withhold any information and to exclude the Designated Observers from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or would result in disclosure of trade secrets to the Designated Observers or if such Investors or their representatives are direct competitors of the Company. In the case of telephonic meetings conducted in accordance with the Company's Certificate of Incorporation and bylaws, and applicable law, the Designated Observers shall be given the opportunity to listen to such telephonic meetings. The Designated Observers shall be given reasonable notice of each meeting of the Board of Directors (including telephonic Board meetings). The Company shall reimburse the Designated Observers for the reasonable out-of-pocket expenses incurred by such individuals in connection with attendance at meetings of the Board of Directors. The Company shall notify USBL and the Agent, as promptly as practicable, of the proposed taking of any material action by written consent of its Board of Directors in lieu of a meeting thereof and a copy of such written consent shall be provided to the Designated Observers as soon as possible.

          11.  Redemption.
               ----------

               11.1 At any time after two (2) years from the date hereof, if the Common Stock is at such time traded on an Exchange or quoted on NASDAQ and the last reported sales price per share of the Common Stock on the principal Exchange for such Common Stock (or, if the Common Stock is not then traded on an Exchange, on NASDAQ) is greater than Four Dollars ($4.00) (such price, as adjusted as contemplated in this Section 11, the "Target Price") on each of the
                                 ----------
twenty (20) consecutive trading days ending on the trading day immediately prior to the day on which the notice referred to in this sentence is given, then, upon not less than thirty (30) nor more than sixty (60) days' notice, the Company shall have the right, in its sole discretion, to repurchase ("Call") all, but not less than all, of the Warrants at a purchase price per share of Common Stock equal to $1.7438 in cash (such price, as adjusted as contemplated in this
Section 11, the "Call Purchase Price"); provided, however, that in the event of
----------
any adjustment in the Warrant Price contemplated by Sections 4(b) or 4(c) hereof, the Target Price and the Call Purchase Price shall each be simultaneously adjusted by multiplying it by the same fraction used for such adjustment in Section 4(b) or 4(c), as applicable.
              ------------    ----

               11.2 The Call right shall be exercisable by written notice (the "Call Notice") given to the holder (and any applicable assigns). The Company shall effect the repurchase of the Warrant pursuant to the Call Notice by paying the purchase price therefor in cash to the holder not less than thirty (30) nor more than ninety (90) days after delivery by the Company of the Call Notice; and at such time each holder shall deliver to the Company the Warrant to be repurchased (but not any Warrant Shares which have been issued under the Warrant) properly endorsed for transfer; provided, however, that at any time
                                         --------  -------
prior to such cash payment, the holder shall be entitled to exercise or convert this Warrant pursuant to Section 2, and in the event of such exercise or
                         ---------
conversion, the Call right shall be of no force and effect.

               11.3 Recapture Provisions Upon Call.
                    ------------------------------

                    a. If the Company purchases Warrants pursuant to this Section and subsequently, at any time up to the date twelve (12) months after the completion of such purchase (the "Resale Date") there occurs:

                         (1)  a sale of assets or stock, reorganization,
recapitalization or other transaction the result of which is that following such sale, reorganization, recapitalization or other transaction, there shall be a change of control, whether in one or a series of transactions; or

                         (2)  a sale of all or substantially all of the
Company's assets (determined on a consolidated basis) or sale of the Company's assets (determined on a consolidated basis) that represented at least 50% of the gross revenues of the Company (determined on a consolidated basis) for the most recently ended twelve (12) month period; and the consideration involved in such sale, reorganization, recapitalization or other transaction reflects a Warrant Share value which is greater than the Call Purchase Price of a Warrant, then the Company shall remit to the Holders from whom such Warrants were repurchased an amount equal to the product of:

                         (x)  the difference of:

                              (i)  the actual fair market value of the
consideration on a per Warrant Share basis involved in such subsequent sale, reorganization, recapitalization or other transaction; less

                              (ii) the Call Purchase Price;

                              multiplied by
                              -------------

                         (y)  the number of Warrants purchased by the Company
pursuant to this Section 11 pro rata according to the quantity of the Warrants
                 -------    --- ----
sold by such Holders.

                    b. If all or any portion of the consideration involved in any sale, reorganization, recapitalization or other transaction described in
Section 11.3(a) hereof is non-cash consideration, a determination of the fair market value of such consideration shall be made in good faith by the Board or as otherwise provided in the Valuation Procedure.

               12.  Allocated Purchase Price.  The Company and the holder hereby
                    ------------------------
acknowledge that for the purposes of Section 1273(c)(2) of the Internal Revenue Code, this Warrant is a part of an investment unit with the loans being made by the holder to the Company under the Amendment and that the allocated purchase price of the Warrant is Five cents ($0.05). The Company and the holder agree to use the foregoing allocated purchase price as the purchase price of the Warrant for all income tax purposes.

               13.  Modification and Waiver.  Subject to Section 23, this
                    -----------------------              ----------
Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

               14.  Notices.  Unless otherwise specifically provided herein, all
                    -------
communications under this Warrant shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the day of transmission if sent by facsimile transmission to a number provided to a party specifically for such purposes, and telephonic confirmation of receipt is obtained promptly after completion of transmission, (iii) on the day after delivery to Federal Express or similar overnight courier, or (iv) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, return receipt requested, to each such holder at the address for notice called for under Section 11(d) of the
                                                            -------------
Registration Rights Agreement, or to the Company at the address indicated therefor on the signature page of this Warrant. Any party hereto may change its address for purposes of this Section 14 by giving the other party written notice
                             ----------
of the new address in the manner set forth herein.

               15.  Binding Effect on Successors.  This Warrant shall be binding
                    ----------------------------
upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Common Stock issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights to which the holder hereof shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, that the failure of the holder hereof to make any such
         --------
request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

               16.  Lost Warrants or Stock Certificates.  The Company covenants
                    -----------------------------------
to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any loss, theft or destruction, upon receipt of an executed lost securities bond or indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

               17.  Descriptive Headings.  The descriptive headings of the
                    --------------------
several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

               18.  Governing Law.  The validity, interpretation and performance
                    -------------
of this Warrant shall be governed by, and construed in accordance with, the laws of the State of New

York applicable to contracts made and to be performed entirely within such State, regardless of the law that might be applied under principles of conflicts of law.

               19.  Survival of Representations, Warranties and Agreements.
                    ------------------------------------------------------
Each of the respective representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) and the termination or expiration of any rights hereunder. Each of the respective agreements of each of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

               20.  Remedies.  In case any one (1) or more of the covenants and
                    --------
agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

               21.  Acceptance.  Receipt of this Warrant by the holder hereof
                    ----------
shall constitute acceptance of and agreement to the foregoing terms and conditions.

               22.  No Impairment of Rights.  The Company will not, by amendment
                    -----------------------
of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against material impairment.

               23.  Amendment.  This Warrant may be amended by written agreement
                    ---------
of the Company and holders of 51% of the Investor Warrants, collectively on an as-exercised basis, and such amendment shall be binding on all holders of this Warrant or Warrant Shares; provided, however, the consent of any holder of
                           --------  -------
Warrants affected by any amendment will be required for an amendment pursuant to which (i) the Warrant Price is increased, (ii) the number of Warrant Shares purchasable upon exercise of the Warrant is decreased (other than pursuant to any adjustments provided herein), (iii) the Expiration Date is changed, or (iv) any right of a holder under the Warrant is adversely impacted in a manner different than the other holders.

               24.  Registration Rights Agreement.  The Company shall provide to
                    -----------------------------
the holder hereof, upon written request, a true copy of the Registration Rights Agreement, as amended and modified to date.

               25.  Counterparts.  This Warrant Agreement may be executed in any
                    ------------
number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF the parties hereto have executed this Warrant Agreement as of the day and year first above written.

COMPANY:                                VIDEO UPDATE, INC.,
                                        a Delaware corporation



SIGNATURES OF INITIAL HOLDERS

                                                                      Exhibit 4d
                                                                      ----------

                         REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT dated as of June 23, 1999 (this "Agreement"), by and among Video Update, Inc., a Delaware corporation (the "Company"), U.S. Bancorp Libra, a division of U.S. Bancorp Investments, Inc., a Minnesota corporation, and the Investors named on the signature page hereof (each, an "Investor" and collectively, the "Investors").

                                   RECITALS

          WHEREAS, this Agreement is being entered into pursuant to that certain Seventh Amendment and Waiver (the "Amendment") of even date herewith by and among the Company, the persons or institutions named as Banks on Schedule I to such Amendment, and Paribas, as agent; and

          WHEREAS, in connection with the Amendment, the Company has agreed to issue to the Investors warrants (the "Warrants") to purchase in the aggregate Seven Million Four Hundred Eighty One Thousand Two Hundred Fifty (7,481,250) shares of Class A Common Stock of the Company (the "Common Stock").

          NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.  Certain Definitions.
              -------------------

              (a) The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

              (b) The term "Registrable Securities" shall refer to the Common Stock issued or issuable upon exercise or conversion of the Warrants and any Common Stock or securities of the Company issued in exchange for or in respect of such Common Stock or securities, whether as the result of any stock split or reclassification of, or stock dividend on, such Common Stock or otherwise. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when (i) a registration statement filed with the Commission under the Securities Act, covering such Registrable Securities has been declared effective and they have been disposed of pursuant to such effective registration statement, or (ii) such Registrable Securities are sold pursuant to Rule 144 under the Securities Act.

              (c)   The term "Registration Deadline" shall mean December 31,
1999.

              (d) The term "Securities Act" shall mean the Securities Act of 1933, as amended.

          2.  Registration Rights.
              -------------------

              (a)   Shelf Registration. The Company covenants and agrees that it
                    ------------------
will (i) use its best efforts to file with the SEC a registration statement on Form S-1 or Form S-3, or any successor form or registration to either such forms, for an offering to be made on a continuous basis pursuant to Rule 415 (the "Registration Statement"), covering all the Registrable Securities, and cause such registration statement to be declared effective on or prior to the Registration Deadline, and (ii) use its best efforts, including but not limited to the filing of any and all supplements and amendments to the Registration Statement required under applicable rules, regulations or instructions or reasonably requested by the holders of a majority of the shares then registered under the Registration Statement, to keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) the Expiration Date of the Warrants (as such term is defined therein) or (ii) the date on which all the Registrable Securities have been sold pursuant to such Registration Statement.

              (b)   Supplements; Amendments. The Company agrees, if necessary in
                    -----------------------
the judgment of the Company, to supplement or amend the Registration Statement, as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement or by the Securities Act or as requested (which request may result in the filing of a supplement or amendment) by the Investors, and the Company agrees to furnish to the Investors and their counsel and any managing underwriter copies of any such supplement or amendment prior to its being used and/or filed with the Commission.

              (c)   Effective Registration. A registration will not be deemed to
                    ----------------------
have been effected as a Registration Statement unless the Registration Statement with respect thereto has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided, however, that if after it has been
                                --------  -------
declared effective, the offering of Registrable Securities pursuant to a Registration Statement is interfered with by any stop order, injunction or other order or requirement directed at the Company by the Commission or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. If a registration requested pursuant to this Section 2 is deemed not to
                                                     ---------
have been effected then the Company shall continue to be obligated to effect a registration pursuant to this Section 2.
                              ---------

              (d)   Selection of Underwriter. If the Investors so elect, upon
                    ------------------------
thirty (30) days' written notice to the Company, the offering of Registrable Securities pursuant to a Registration Statement of Registrable Securities under this Section 2 shall be in the form of an underwritten offering. If the
     ---------
Investors so elect, the Investors shall select one or more nationally recognized firms of investment bankers reasonably acceptable to the Company to act as the book-running managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers reasonably acceptable to the Company to be used in connection with the offering. Any election by the Investors under this Section 2(d) shall be made by the
                                         ------------
holders of a majority of the outstanding Registrable Securities.

          3.  Incidental Registration.
              -----------------------

              (a)   Subject to Section 3(b) below, the Company covenants and
                               ------------
agrees that in the event the Company proposes to file a registration statement under the Securities Act with respect to any of its Common Stock (other than pursuant to registration statements on Form S-4 or Form S-8 or any successor or similar forms and other than registrations pursuant to Section 2 hereof),
                                                       ---------
whether or not for its own account, then the Company shall give written notice of such proposed filing to all of the Investors promptly (and in any event at least thirty (30) days before the anticipated filing date). Such notice shall offer to the Investors, together with others who have similar rights, the opportunity to include in such registration statement such number of Registrable Securities as they may request (whether or not the Registrable Securities have been included in a shelf registration statement). The Company shall direct and use its reasonable best efforts to cause the managing underwriter of any proposed underwritten offering (unless the offering is an underwritten offering of a class of the Company's equity securities other than the Common Stock and the managing underwriter has advised the Company in writing that, in its opinion, the inclusion in such offering of Common Stock would materially adversely affect the distribution of such offering) to permit the holders of Registrable Securities requested to be included in the registration to include such Registrable Securities in the proposed offering and the Company shall include such Registrable Securities in such proposed offering on the same terms and conditions as any similar securities of the Company included therein. If the offering of which the Company gives notice is a public offering involving an underwriter, the right of an Investor to registration pursuant to this Section
                                                                       -------
3(a) shall be conditioned upon (i) such Investor's participation in such
----
underwriting and the inclusion of the Registrable Securities to be sold by such Investor in the underwriting and (ii) such Investor executing an underwriting agreement entered into by the Company which includes customary terms and conditions relating to sales by shareholders, but containing representations and warranties limited solely to ownership of the Registrable Securities, the right to transfer the Registrable Securities, and customary representations regarding material misstatements in information supplied by the holders of Registrable Securities and included in the registration statement. The foregoing notwithstanding, in the case of a firm commitment offering on underwriting terms appropriate for such a transaction, if any such managing underwriter of recognized standing shall advise the Company and the Investors in writing that, in its opinion, the distribution of all or a specified portion of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by increasing the aggregate amount of the offering in excess of the maximum amount of securities which such managing underwriter believes can reasonably be sold in the contemplated distribution, then the securities to be included in a registration which is a primary underwritten offering on behalf of the Company shall be reduced in the following order: (i) first, Registrable Securities and, to the extent consistent with registration rights already afforded to holders of such other securities, such other securities requested to be included by holders of such other securities shall be excluded pro rata based upon the number sought to be included in the Company's registration statement, and (ii) second, the securities the Company proposes to include therein shall be excluded.

              (b) In the event that a holder or holders of the Company's securities (other than an Investor) requests, pursuant to rights granted to such holder or holders, that the Company file a registration statement for the public offering of securities and the Company and the other holders of the Company's securities (including the Investors) who have rights to be included in such registration, request to be included in such registration and the managing underwriter of such offering, if any, shall advise the Company and the holders requesting inclusion in the offering that, in its opinion, the distribution of a specified portion of the securities requested to be included in the registration would materially adversely affect the distribution of such securities by increasing the aggregate amount of the offering in excess of the maximum amount of securities which such managing underwriter believes can reasonably be sold in the contemplated distribution then, the securities to be included in the registration shall be reduced in the following order: (i) first, any securities requested to be included therein by the holders of such other securities in such a manner as determined by the Company, (ii) second, securities proposed to be included by the Company shall be excluded, (iii) third, Registrable Securities shall be excluded pro rata, (iv) fourth, to the extent consistent with registration rights already granted to such holders, securities requested to be included therein by the holder or holders making the initial request for the registration. For purposes of this Section 3(b), the Company agrees to request
                              -----------------
for inclusion in the registration only that number of securities that the Company intends, in good faith, to sell, if all such securities so requested by the Company were permitted to be included by the managing underwriter in such registration and sold pursuant thereto.

          4.  Holdback Agreement.
              ------------------

If reasonably requested by the managing underwriter or underwriters for any public offering of Registrable Securities being made pursuant to a Registration Statement, the Company will (i) not publicly sell or distribute any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or any subsidiary thereof, or the acquisition by the Company or a subsidiary thereof of the capital stock or substantially all of the assets of any other person, or by reason of the existence of previously issued and outstanding convertible securities, options or warrants), during the time reasonably requested by the underwriter, not to exceed fourteen (14) business days prior to, and not to exceed one hundred twenty (120) days following (or such shorter period allowed by such underwriters), the effective date of any Registration Statement in which the Investors are participating or the commencement of a public distribution of the Registrable Securities pursuant to such Registration Statement; provided, however, that in no event shall this
                             --------  -------
clause prevent the Company from selling or distributing any securities registered under the Securities Act on Form S-4 or Form S-8 or any successor form, and (ii) use reasonable best efforts to cause each other holder of privately placed securities similar to those being registered to agree not to effect any public sale or distribution of any such securities during the periods described in clause (i) above, in each case including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of any such registration, if permitted).

          5.  Registration Procedures.
              -----------------------

              (a) In connection with any sale of Registrable Securities pursuant to a Registration Statement, the Company will as promptly as practicable:

                    (i) prepare and file with the Commission a Registration Statement on the appropriate form under the Securities Act, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its best efforts to have such Registration Statement declared effective and remain effective in accordance with the provisions of this Agreement; provided, however, that, prior to filing a
                              --------  -------
Registration Statement or prospectus relating to Registrable Securities or any amendments or supplements thereto, the Company shall furnish to the Investors, the Investors' counsel and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of the Investors' counsel and the underwriters, if any, and the Company will not, unless required by law, file any Registration Statement or amendment thereto or any prospectus or any supplement thereto relating to Registrable Securities to which the Investors or the underwriters with respect to such Registrable Securities, if any, shall object; provided, however, that any such objection to
                                  --------  -------
the filing of any Registration Statement or amendment thereto or any prospectus or supplement thereto shall be made by written notice (the "Objection Notice") delivered to the Company no later than ten (10) business days after the party or parties asserting such objection (the "Objecting Party") receives copies of the documents that the Company proposes to file. The Objection Notice shall set forth the objections and the specific areas in the documents where such objections arise. The Company shall have a reasonable time after receipt of the Objection Notice to correct such deficiencies to the reasonable satisfaction of the objecting Party; provided, however, that nothing contained herein shall
                     --------  -------
prevent the Company from filing documents within the time periods specified under the Securities Act or the terms of this Agreement;

                    (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof; cause the prospectus contained in the Registration Statement to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition set forth in such Registration Statement or supplement to the prospectus;

                    (iii) promptly notify the Investors, counsel to the Investors and any underwriter and (if requested by any such person) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement and prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (v) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects;

                    (iv) use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and if one is issued use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

                    (v) if requested by the managing underwriter or underwriters, if any, by the Investors or their counsel, incorporate in a prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters request, or the Investors' counsel reasonably requests, to be included therein, including, without limitation, with respect to the Registrable Securities being sold by the Investors to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and make all required filings of such prospectus supplement or posteffective amendment; provided, however, that the Company need not include such information
           --------  -------
if it deems it misleading or inappropriate or does not receive an indemnity with respect to such information;

                    (vi) as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a Registration Statement (in the form in which it was incorporated), deliver a copy of each such document to the Investors and the counsel to the Investors identified in writing;

                    (vii) cooperate with the Investors and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under a Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request and keep available and make available to the Company's transfer agent or depositary prior to the effectiveness of such Registration Statement a supply of such certificates;

                    (viii) provide a CUSIP number for all Registrable Securities covered by a Registration Statement not later than the effective date of such Registration Statement;

                    (ix) cooperate with the Investors and each underwriter, participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD");

                    (x) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

                    (xi) appoint a transfer agent and registrar or depositary for all Registrable Securities covered by a Registration Statement not later than the effective date of such Registration Statement;

                    (xii) in connection with an underwritten offering, participate, to the extent reasonably requested by the managing underwriter for the offering or the Investors, in customary efforts to sell the securities under the offering, including without limitation, participating in "road shows";

                    (xiii) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Investors shall reasonably request, use its best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which the Registration Statement is required to be kept effective, and do any and all other acts and things that may be necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Investors; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(a)(xiii), (ii) subject itself to general taxation in any
             ------------------
such jurisdiction where it is not then so subject, or (iii) consent to general service of process in any such jurisdiction;

                    (xiv) use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Investors to consummate the disposition of such Registrable securities;

                    (xv) notify the Investors at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will prepare and file with the Commission a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                    (xvi) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities (the Investors may, at their option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of any underwriters also be made to and for the benefit of the Investors);

               (xvii) make reasonably available for inspection by the Investors, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the managing underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such inspector in connection with the Registration Statement; provided, however, that records and other information that the Company determines, in good faith, to be confidential shall be identified as confidential prior to delivery of such records or information to the Inspectors, and if the Company so notifies the Inspectors that such records and information are confidential, such records and information shall not be disclosed by the Inspectors unless (i) the disclosure of such Records in the opinion of counsel reasonably acceptable to the Company is necessary to avoid or correct a misstatement or omission in the Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such disclosure is required by law, rule, regulation or order of any court or governmental authority having jurisdiction; and the Investors agree that they will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

               (xviii) if the offering is an underwritten public offering, use its best efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Investors or the managing underwriter reasonably request;

               (xix) use its best efforts to obtain an opinion or opinions from counsel for the Company in customary form and covering such matters of the type customarily covered by opinions as the Investors or the managing underwriter reasonably request; and

               (xx) otherwise comply with all applicable rules and regulations of the Commission and any other governmental, quasi-governmental or private body to which the Company or the transactions contemplated by this Agreement is subject, and make available to its security holders, as soon as reasonably practicable, an earning statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (b) The Company may require the Investors to furnish to the Company, and the registration rights of the Investors hereunder shall be subject to the Investors furnishing, such information regarding the plan of distribution of such Registrable Securities, and such other information as may be reasonably requested by the Company, as the Company may from time to time reasonably request in writing.

          (c) The Investors agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(a)(xv)
                                                               ----------------
hereof, the Investors will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until the Investors' receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(a)(xv) hereof; provided, that the Investors
                           ----------------         --------
shall not be required to discontinue the disposition of Registrable Securities pursuant to the Registration Statement for longer than sixty (60) days; provided, further, the Company may not suspend the disposition of Registrable
--------  -------
Securities pursuant to the Registration Statement unless such disposition would result in a violation of Federal or state securities laws. If the Investors are so directed by the Company, they will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Investors' possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(a)(xv) hereof to and including the date when the
                   ----------------
Investors shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(a)(xv) hereof.
                           ----------------

          (d) All underwriting discounts, selling commissions and expenses of underwriters will be borne by the Investors pro rata in proportion to their respective interests in the securities being underwritten.

          (e) If any Registration Statement refers to the Investors by name or otherwise as the holder of any securities of the Company, then the Investors shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to the Investors, to the effect that the holding by the Investors of such securities is not to be construed as a recommendation by the Investors of the investment quality of the Company's securities covered thereby and that such holding does not imply that the Investors will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to the Investors by name or otherwise is not required by the Securities Act or any similar Federal or state "blue sky" statute and the rules and regulations thereunder then in force, the deletion of the reference to the Investors.

     6.   Registration Expenses.
          ---------------------

     The Company will pay all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all costs and expenses of registration hereunder, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of one counsel in connection with blue sky qualifications of the Registrable Securities), fees and expenses in connection with the listing or trading of the Registrable Securities (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to distribution of the Registrable Securities) , fees and expenses of the counsel and accountants for the Company (including the reasonable expenses of any special audit and "cold comfort" letters required by or incident to such performance), opinions of counsel and all other costs and expenses of the Company incident to the preparation, printing and filing under the Securities Act of the Registration Statement (and all amendments and supplements thereto) and furnishing copies thereof and of the prospectus included therein. In addition, the Company will reimburse the Investors for the reasonable fees and expenses of not more than one counsel chosen by the Investors holding a majority of the Registrable Securities.

     7.   Representations and Warranties.
          ------------------------------

          The Company represents and warrants to, and agrees with, each of the Investors that:

          (a) Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 5 hereof and any further amendments or
                                 ---------
supplements to any such registration statement or prospectus, when it becomes effective or is filed, with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities at the time of the closing under the underwriting agreement relating thereto will conform in all material respects to the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the effective date of registration statement when a prospectus would be required to be delivered under the Securities Act, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 5 hereof, as then
                                                       ---------
amended or supplemented, will conform in all material respects to the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and
                             --------  -------
warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Investors expressly for use therein.

          (b) Any documents incorporated by reference in any prospectus referred to in Section 5 hereof, when they become or became effective or are or
               ---------
were filed with the Commission, as the case may be, as then amended or supplemented, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided,
                                                                    --------
however, that this representation and warranty shall not apply to any statements
-------
or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Investors expressly for use therein.

          (c) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary is or hereafter becomes a party or by which the Company or any subsidiary is or hereafter becomes bound or to which any of the property or assets of the Company or any subsidiary is or hereafter becomes subject, except for such conflicts, breaches, and defaults as, individually and in the aggregate, do not have a material adverse effect on the financial condition, results of operations, business or prospects of the Company and its subsidiaries and do not materially hinder or delay the rights of the Investors hereunder, nor will such action result in any violation of the provisions of the Articles of Incorporation or the Bylaws of the Company or any statute or any order specifically applicable to the Company, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Registrable Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the offering and distribution of the Registrable Securities.

     8.   Indemnification and Contribution.
          --------------------------------

          (a)  Indemnification by the Company.  The Company agrees to indemnify
               ------------------------------
and hold harmless, to the full extent permitted by law, each Investor, its partners, officers, directors, trustees, employees, agents and investment advisers, and each person who controls each Investor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, any Investor, together with the partners, officers, directors, trustees, stockholders, employees and agents of such controlling persons (collectively, the "Investor Controlling Persons"), from and against all losses, claims, damages, liabilities and expenses (including without limitation any legal or other fees and expenses incurred by the Investors or any such Investor Controlling Person in connection with defending or investigating any action or claim in respect thereof) (collectively, the "Investor Damages") to which the Investors, their respective officers, directors, trustees, employees, agents and investment advisers, and any such Investor Controlling Person may become subject under the Securities Act or otherwise, insofar as such Investor Damages (or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as such Investor Damages arise out of or are caused by any untrue statement or alleged untrue statement or omission or alleged omission contained in any information or affidavit with respect to such Investor so furnished in writing by such Investor expressly for use therein (or any amendment or supplement thereto) or except insofar as such Investor Damages arise out of statements or omissions made in any preliminary prospectus that is corrected in a final prospectus or (ii) the breach or inaccuracy of any representation or warranty made by the Company, or the breach of, or failure to comply with, any covenant or agreement of the Company, in this Agreement. In connection with an underwritten offering, the Company shall agree to indemnify the underwriters thereof, their officers and directors and each person who controls such underwriters (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) on similar terms as provided above with respect to the indemnification of the Investors; provided, however, if pursuant to an underwritten public offering of
           --------  -------
Registrable Securities, the Company and any underwriters enter into an underwriting agreement or purchase agreement relating to such offering that contains provisions relating to indemnification between the Company and such underwriters such provision shall be deemed to govern indemnification as between the Company and the underwriters.

          (b)  Indemnification by the Investors.  Each Investor, severally and
               --------------------------------
not jointly, or jointly and severally, will furnish to the Company in writing such information and affidavits with respect to such Investor as the Company reasonably requests for use in connection with the Registration Statement or any prospectus or any amendment thereof and/or supplement thereto and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its officers, directors, stockholders, employees, agents and investment advisors, and each person who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, the Company, together with the officers, directors, stockholders, employees and agents of such controlling person (the "Company Controlling Person") from and against all losses, claims, damages, liabilities and expenses (including without limitation any legal or other fees and expenses incurred by the Company or any such Company Controlling Person in connection with defending or investigating any action or claim in respect thereof) (collectively, the "Company Damages") to which the Company, its officers, directors, stockholders, employees, agents and investment advisers, and any such Company Controlling Person may become subject under the Securities Act or otherwise, insofar as such Company Damages (or proceedings in respect thereof) arise out of or are caused by any untrue statement or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such the Company Damages arise out of or are caused by any untrue statement or alleged untrue statement or omission or alleged omission contained in any information or affidavit with respect to such Investor so furnished in writing by such Investor expressly for use therein (or any amendment or supplement thereto); provided, however, that such Investor shall not be obligated to the
          --------  -------
Company under this Section 8(b) to the extent that such Company Damages were
                   ------------
caused by the failure of the Company to promptly amend or take action to correct or supplement any such Registration Statement or prospectus on the basis of corrected or supplemental information timely provided in writing by such Investor to the Company expressly for such purpose. In no event shall the liability of any Investor hereunder be greater in amount than the lesser of (i) the allocable share of the proceeds (net of underwriting commissions and fees) received by such Investor upon the sale of the Registrable Securities giving rise to such indemnification obligation, or (ii) the allocable share of such indemnification obligation.

          (c)  Conduct of Indemnification Proceedings.  Any person entitled to
               --------------------------------------
indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution pursuant to this Agreement and permit the indemnifying party to assume the defense thereof and retain counsel reasonably satisfactory to the parties to represent the indemnified party and shall pay the reasonable fees and disbursements of such counsel relating to such proceeding; provided, however, that failure by
                                          --------  -------
such person entitled to indemnification to give prompt written notice shall not prejudice such person's right of indemnification granted hereunder, except to the extent the indemnifying party is prejudiced thereby. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have agreed to pay such expenses, or (ii) the indemnifying party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party, or (iii) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party and the indemnifying parties or an affiliate of the indemnifying party or such indemnified party, and there may be one or more defenses available to such indemnified party that are different from or additional to the indemnifying party, in which case, if such indemnified party notified the indemnifying party in writing that it elects to employ separate counsel of its choice at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party, it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying party shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party. The indemnifying party will not be subject to any liability for any settlement made without its consent, which shall not be unreasonably withheld but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability set forth in such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and the indemnified party is not giving, by such settlement, any unconditional release of any other party.

          (d) Contribution.  If the indemnification provided for in this Section
              ------------                                               -------
8 from an indemnifying party is unavailable to an indemnified party hereunder in
-
respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or
                                                 ------------
other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          Notwithstanding the provisions of this Section 8(d) no Investor shall
                                                 ------------
be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Investor were offered to the public less underwriting discounts and commissions exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement or omission.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata
                              ------------
allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the second preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          If indemnification is available under this Section 8, the indemnifying
                                                     ---------
parties shall indemnify each indemnified party to the full extent provided in

Sections 8(a) and (b) without regard to the relative fault of said indemnifying
-------------     ---
party or indemnified party or any other equitable consideration provided for in this Section 8(d).
     ------------

          The remedies provided for in this Section 8 are not exclusive and
                                            ---------
shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     9.   Limitations on Subsequent Registration Rights.  The Company shall not,
          ---------------------------------------------
without the prior written consent of the Investors holding a majority of the outstanding Registrable Securities, grant any registration rights after the date hereof that would permit the inclusion of any securities of the Company, other than Registrable Securities, in any registration filed pursuant to Section 2
                                                                   ---------
hereof.

     10.  Rule 144.
          --------

          The Company covenants that it will file the reports required to be filed by the Company under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor, make publicly available other information so long as necessary to permit sales under Rule 144 under the Securities Act), and it will take such further action as the Investors may reasonably request, all to the extent required from time to time to enable the Investors to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, and any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Investor, the Company will deliver to such Investor a written statement as to filings made by the Company with the Commission.

     11.  Miscellaneous.
          -------------

          (a) No Inconsistent Agreement.  The Company has not and will not
              -------------------------
hereafter enter into any agreement with respect to its securities that is materially inconsistent with the rights granted to the Investors in this Agreement or otherwise materially conflicts with the provisions hereof.

          (b) Remedies.  The Company and the Investors, in addition to being
              --------
entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its or their rights under this Agreement. The Company and the Investors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by any of them of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (c) Amendments and Waivers.  This Agreement may not be amended except
              ----------------------
by an instrument in writing signed by the Company and Investors holding a majority of the outstanding Registrable Securities; provided, however, that the
                                                    --------  -------
consent to any such amendment will be required by any Investor whose rights under this Agreement are adversely affected by such amendment.

          (d) Notices.  All notices, requests, claims, demands and other
              -------
communications hereunder shall be in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, facsimile transmission, telegram or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 11(d)),
                     --------------

     If to the Company:  VIDEO UPDATE, INC.
                         3100 World Trade Center
                         30 East Seventh Street
                         St. Paul, MN  55101
                         Attn.:  Daniel A. Potter
                                 Chief Executive Officer
                         Fax:    651.312.2680

     with copies to:     GADSBY & HANNAH LLP
                         225 Franklin Street
                         Boston, MA  02110
                         Attn.: Lawrence H. Gennari, Esq.
                         Fax:  617.345.7050

     If to an Investor:  To the address set forth opposite
                         each Investor's name on Schedule A hereto.
                                                 ----------
     with copies to:     BROBECK, PHLEGER & HARRISON LLP
                         550 South Hope Street, Suite 2100
                         Los Angeles, California 90071
                         Attn:  Jeffrey S. Turner, Esq.
                         Fax.:  213.239.1324

          (e) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and assigns of each of the parties hereto including, without limitation and without the need for an express assignment, subsequent holders of Registrable Securities. If any transferee of any holder of Registrable Securities shall acquire Registrable Securities in any lawful manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

          (f) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
              -------------
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES.

          (i) Severable.  If any one or more of the provisions contained herein,
              ---------
or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way affected or impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          (j) Entire Agreement.  This Agreement is intended by the parties to be
              ----------------
a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (k) Attorneys' Fees.  In any action or proceeding brought to enforce
              ---------------
any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall, to the extent permitted by applicable law, be entitled to recover all reasonable costs and expenses, including without limitation reasonable attorneys, fees and disbursements, in addition to any other available remedy. Such costs, expenses, fees and disbursements shall be included in and made a part of the judgment recovered by the successful party, if any.

          (l) Further Assurances.  Each party shall cooperate and take such
              ------------------
action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

                              /s/ VIDEO UPDATE, INC.

                              SIGNATURES OF INVESTORS

                                  SCHEDULE A
                                  ----------

                             INVESTOR ADDRESS LIST

-----------------------------------------------------------------------------------------------
Investor                                        Contact and Address
-----------------------------------------------------------------------------------------------
AIG Special Situations Holding Fund Ltd.        Attn:  Victor Consoli
                                                1281 East Main Street
                                                Stamford, CT  06902
-----------------------------------------------------------------------------------------------
Ares Leveraged Investment Fund, L.P.            Attn:  Jeff Serota
                                                1999 Avenue of the Stars
Ares Leveraged Investment Fund II, L.P.         Suite 1900
                                                Los Angeles, CA  90067
-----------------------------------------------------------------------------------------------
Continental Casualty Company                    Attn:  Lynne Gugenheim
                                                CNA Plaza, 23 South
                                                Chicago, IL  60685
-----------------------------------------------------------------------------------------------
The Jay Goldman Master L.P.                     Attn:  Jay Goldman
                                                745 Fifth Avenue
                                                Suite 1103
                                                New York, NY  10151
-----------------------------------------------------------------------------------------------
The Ravich Children Permanent Trust             Attn:  Keenan & Orna Wolens
                                                814 No. Roxbury Drive
                                                Beverly Hills, CA  90210
-----------------------------------------------------------------------------------------------
The Ravich Revocable Trust of 1989              Attn:  Jess Ravich
                                                11766 Wilshire Boulevard
                                                Suite 870
                                                Los Angeles, CA  90025
-----------------------------------------------------------------------------------------------
Value Partners, L.P.                            Attn:  Tim Ewing
                                                4514 Cole Avenue
                                                Suite 808
                                                Dallas, Texas  75205
-----------------------------------------------------------------------------------------------
The Progressive/Windigo Fund, LLC               Attn:  Lynn Young
                                                3 Parklands Drive
                                                Darien, CT  06820
-----------------------------------------------------------------------------------------------
David and Lynn Young                            958 Hillside
                                                Fairfield, CT 06430
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Investor                                        Contact and Address
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
U.S. Bancorp Investements, Inc.                 11766 Wilshire Blvd.
                                                Suite 870
                                                Los Angeles, CA  90025
-----------------------------------------------------------------------------------------------
Jeff Benjamin                                   21 East 66th Street
                                                New York, NY  10021
-----------------------------------------------------------------------------------------------
Robert Okun                                     49 Lakeview Avenue
                                                Short Hills, NY  07078
-----------------------------------------------------------------------------------------------
Upchurch Living Trust U/A/D 12/14/90            c/o James B. Upchurch
                                                215 Georgina Avenue
                                                Santa Monica, CA  90402
-----------------------------------------------------------------------------------------------
Mark Fein                                       340 East 34th Street, #15K
                                                New York, NY  10016
-----------------------------------------------------------------------------------------------
Community Property Trust dated 4/15/98,         1709 Milan Avenue
Robert Gordon Morrish and Kristin Tuite         So. Pasadena, CA  91030
Morrish, TTEES
-----------------------------------------------------------------------------------------------
Eben Paul Perison                               2529 Via Carrillo
                                                Palos Verdes Estates, CA  90274
-----------------------------------------------------------------------------------------------
Jean Smith                                      130 East 12th Street, #5B
                                                New York, NY  10003
-----------------------------------------------------------------------------------------------
Forbes Burtt                                    751 Teakwood Road
                                                Los Angeles, CA  90049
-----------------------------------------------------------------------------------------------
Steve Mayer                                     10981 Bellagio Road
                                                Los Angeles, CA  90077
-----------------------------------------------------------------------------------------------
Carolina First Bank                             Charles Chamberlain
                                                102 South Main St.
                                                Greenville, SC  29602
-----------------------------------------------------------------------------------------------
Bank Austria Creditanstalt Corporate Finance,   John Taylor
Inc.                                            Two Ravina Drive
                                                Atlanta, GA  30346
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Investor                                        Contact and Address
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
First Source Financial LLP                      Michael Danehl
                                                2850 West Golf Road
                                                Rolling Meadows, IL  60008
-----------------------------------------------------------------------------------------------
Fleet National Bank                             50 Kennedy Plaza
                                                Providence, RI 02903
-----------------------------------------------------------------------------------------------
Merrill Lynch Senior Floating Rate Fund, Inc.   800 Scudder Mill Road
Merrill Lynch Prime Rate Portfolio, Inc.        Plainsboro, NJ 08356
-----------------------------------------------------------------------------------------------
Paribas Capital Funding                         Michael Weinberg
                                                787 Seventh Ave.
                                                32nd Floor
                                                New York, NY  10019
-----------------------------------------------------------------------------------------------
PPM America Inc.                                Michael DiRe
                                                Mike King
                                                225 West Wacker Drive
                                                Chicago, IL  60606-1228
-----------------------------------------------------------------------------------------------
Boeing Capital                                  David Nelson
                                                4060 Lakewood Blvd.
                                                Blvd., 801, 6th Floor
                                                Long Beach, CA  90808
-----------------------------------------------------------------------------------------------
Key Corporate Capital Inc.                      Marvin Kodish
                                                Mail Code:  OH-01-27-0504
                                                127 Public Square
                                                Cleveland, Ohio  44114
-----------------------------------------------------------------------------------------------
Bank of Nova Scotia                             John Malloy
                                                Tom Myhre
                                                181 West Madison Street
                                                Suite 3700
                                                Chicago, IL  60602
-----------------------------------------------------------------------------------------------
ML CLO XIX Sterling (Cayman) Ltd.               Kevin Stubey
KZH Sterling LLC                                40 Fulton Street
                                                10th Floor
                                                New York, NY  10038
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Investor                                        Contact and Address
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Paribas, Grand Cayman Branch                    David Evcole
                                                787 Seventh Avenue
                                                New York, NY  10015
-----------------------------------------------------------------------------------------------